UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 7, 2006
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions
Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions

Item 1.01      Entry into a Material Definitive Agreement
          Effective as of June 30, 2006, Pioneer Americas LLC (“PALLC”), the U.S. operating subsidiary of the registrant, entered into a Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (the “Third Amendment”) with Century Properties Henderson 18 LLC (“Century Properties”). The Third Amendment further amended the Agreement of Purchase and Sale and Joint Escrow Instructions (the “Purchase Agreement”), for the sale of 60 acres of vacant land located adjacent to PALLC’s chlor-alkali manufacturing facility in Henderson Nevada. The Third Amendment extended the closing date under the Purchase Agreement from June 30, 2006 to July 7, 2006.
          Effective as of July 7, 2006, PALLC entered into a Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (the “Fourth Amendment”) with Century Properties and Century Steel, Inc. This amendment, among other things, provides that the closing shall be extended to a date that must occur before September 30, 2006.
          Copies of the Third Amendment and the Fourth Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and each are incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits
          (c)      Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of June 30, 2006.

10.2	Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 7, 2006. Pursuant to Item 601(b)(2) of Regulation S-K, the Company has omitted certain Exhibits to the Fourth Amendment (all of which are listed therein) from this Exhibit 10.2. It hereby agrees to furnish a supplemental copy of any such omitted item to the Securities and Exchange Commission on its request.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Gary L. Pittman
Gary Pittman, Vice President, Chief
Financial Officer, Secretary and Treasurer

Dated: July 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of June 30, 2006.

10.2	Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 7, 2006. Pursuant to Item 601(b)(2) of Regulation S-K, the Company has omitted certain Exhibits to the Fourth Amendment (all of which are listed therein) from this Exhibit 10.2. It hereby agrees to furnish a supplemental copy of any such omitted item to the Securities and Exchange Commission on its request.